                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement                 |_| Confidential, For use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2)

|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12

--------------------------------------------------------------------------------

                                   X.COM FUNDS

                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5) Total fee paid:

--------------------------------------------------------------------------------
         |_| Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:
--------------------------------------------------------------------------------
         (2)  Form, Schedule or Registration Statement No.:
                                    333-80205; 811-09381
--------------------------------------------------------------------------------
         (3)  Filing Party:
                                    X.COM FUNDS
--------------------------------------------------------------------------------
         (4)  Date Filed:
                                    MAY 3, 2000
--------------------------------------------------------------------------------

                                   X.COM FUNDS


                           X.COM PREMIER S&P 500 FUND
                             X.COM U.S.A. BOND FUND
                         X.COM U.S.A. MONEY MARKET FUND
                              394 UNIVERSITY AVENUE
                           PALO ALTO, CALIFORNIA 94301


                            NOTICE OF SPECIAL MEETING
                           TO BE HELD ON JUNE 13, 2000


         To the shareholders of each of the X.com Premier S&P 500 Fund, the X.com U.S.A. Bond Fund and the X.com U.S.A. Money Market Fund (each, a "Fund"), each a series of X.com Funds (the "Trust"), for a Special Meeting of the Funds to be held on June 13, 2000:


         Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Funds will be held on June 13, 2000, at 8:00 a.m., Pacific Time, at the offices of the Trust, 394 University Avenue, Palo Alto, California 94301. At the Meeting, you and the other shareholders of each Fund will be asked to consider and vote:


1. To approve a new Investment Advisory Agreement between the Trust and X.com Asset Management, Inc. (the "Adviser") that is required for the Adviser to continue to act as adviser after the merger of the parent company of the Adviser, X.com Corporation, with Confinity, Inc., which was completed on March 30, 2000. The new Investment Advisory Agreement provides for higher fees for the X.com U.S.A. Money Market Fund to compensate the Advisor for the additional shareholder services that are contemplated for that Fund, and no change in the fees for each other Fund.


2. To transact such other business as may properly come before the Meeting or any adjournments thereof.


         Shareholders of record of each Fund at the close of business on April 24, 2000, are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE THE ATTACHED PROXY AT https://secure.x.com/proxy.asp AND RETURN IT PROMPTLY so that a quorum will be present and a maximum number of shares may be voted. If you attend the Meeting in person, you may change your vote at that time.


                                            BY ORDER OF THE BOARD OF TRUSTEES
                                            SUSAN MOSHER, SECRETARY


Palo Alto, California
May 19, 2000

                                   X.COM FUNDS


                           X.COM PREMIER S&P 500 FUND
                             X.COM U.S.A. BOND FUND
                         X.COM U.S.A. MONEY MARKET FUND
                              394 UNIVERSITY AVENUE
                           PALO ALTO, CALIFORNIA 94301


                                 PROXY STATEMENT



         To the shareholders of each of the X.com Premier S&P 500 Fund, the X.com U.S.A. Bond Fund and the X.com U.S.A. Money Market Fund (each, a "Fund"), each a series of X.com Funds (the "Trust"), for a Special Meeting of the Funds to be held on June 13, 2000:


         This Proxy Statement is furnished by the Trust to the shareholders of each Fund on behalf of the Trust's Board of Trustees in connection with the Funds' solicitation of voting instructions for use at a Special Meeting of Shareholders of the Funds (the "Meeting") to be held on June 13, 2000 at 8:00 a.m., Pacific Time, at the offices of the Trust, 394 University Avenue, Palo Alto, California 94301 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is May 19, 2000. At the Meeting, the shareholders of each Fund will be asked:


1. To approve a new Investment Advisory Agreement between the Trust and X.com Asset Management, Inc. (the "Adviser") that is required for the Adviser to continue to act as adviser after the merger of the parent company of the Adviser, X.com Corporation, with Confinity, Inc., which was completed on March 30, 2000. The new Investment Advisory Agreement provides for higher fees for the X.com U.S.A. Money Market Fund to compensate the Advisor for the additional shareholder services that are contemplated for that Fund, and no change in the fees for each other Fund.


2. To transact such other business as may properly come before the Meeting or any adjournments thereof.


         Any voting instructions given to a Fund may be revoked at any time before the Meeting by notifying the Secretary of the Trust.


         The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of each Fund held of record by those persons. The Adviser may reimburse those broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with that proxy solicitation. In addition to the solicitation of proxies by electronic means, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with that solicitation and the Meeting will be paid by the Adviser and not by the Trust or any Fund.


         If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1. The Adviser, and not the Trust or any Fund, will pay any costs associated with such adjournments and further solicitation.


         Shareholders of each Fund at the close of business on April 24, 2000, will be entitled to be present and vote at the Meeting. Shareholders of each Fund will vote separately only with other shareholders of that Fund. As of that date, each of the Funds had outstanding and entitled to vote the number of shares reflected in the following table, which represents total net assets of each Fund as set forth below:

--------------------------------------------------------------------------------

          NAME OF FUND               SHARES OUTSTANDING      TOTAL NET ASSETS
--------------------------------------------------------------------------------
X.com Premier S&P 500 Fund                363,361.49          $4,069,648.64

X.com U.S.A. Bond Fund                     37,690.49            $372,382.04

X.com U.S.A. Money Market Fund         18,114,626.01         $18,114,626.01
--------------------------------------------------------------------------------

         To the knowledge of the Trust's management, at the close of business on April 24, 2000, the officers and Trustees of the Trust or the Adviser owned, as a group, the percentage of the aggregate shares of the Funds shown in the table below. Also, to the knowledge of the Trust's management, at the close of business on April 24, 2000, other persons owning beneficially more than 5% of the outstanding shares of the Funds were as follows:

                           X.COM PREMIER S&P 500 FUND

--------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF        PERCENT OF THE FUND
                          NAME AND ADDRESS                                   SHARES
--------------------------------------------------------------------------------------------------------------------
Elon R. Musk  (Chairman  of the Board of Trustees  of the Trust,  and      91,820.38               25.27%
director, President and Treasurer of the Adviser)
394 University Avenue, Palo Alto, California 94301
--------------------------------------------------------------------------------------------------------------------
William Harris (President of X.com Corporation)                            88,977.02               24.49%
394 University Avenue, Palo Alto, California 94301
--------------------------------------------------------------------------------------------------------------------
All  officers  and  Trustees of the Trust and the Adviser  (including      181,508.11              49.95%
Mr. Musk and Mr. Harris), in the aggregate
--------------------------------------------------------------------------------------------------------------------

                             X.COM U.S.A. BOND FUND

--------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF       PERCENT OF THE FUND
NAME AND ADDRESS                                                             SHARES
--------------------------------------------------------------------------------------------------------------------
Elon R. Musk  (Chairman  of the Board of  Trustees  of the Trust,  and      23,076.37             61.23%
director, President and Treasurer of the Adviser)
394 University Avenue, Palo Alto, California 94301
--------------------------------------------------------------------------------------------------------------------
All officers and Trustees of the Trust and the Adviser  (including Mr.      23,077.40             61.23%
Musk), in the aggregate
--------------------------------------------------------------------------------------------------------------------

                         X.COM U.S.A. MONEY MARKET FUND

--------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF       PERCENT OF THE FUND
NAME AND ADDRESS                                                             SHARES
--------------------------------------------------------------------------------------------------------------------
Elon R. Musk  (Chairman  of the Board of  Trustees  of the Trust,  and    1,946,587.39            10.75%
director, President and Treasurer of the Adviser)
394 University Avenue, Palo Alto, California 94301
--------------------------------------------------------------------------------------------------------------------
X.com Corporation/PayPal Corp.                                            15,000,000.00           82.81%
--------------------------------------------------------------------------------------------------------------------
All officers and Trustees of the Trust and the Adviser  (including Mr.    17,190,984.69           94.90%
Musk and including X.com/PayPal), in the aggregate
--------------------------------------------------------------------------------------------------------------------

         Because each Fund has only relatively recently commenced operations and has not attracted substantial assets from shareholders unaffiliated with the Adviser, shareholders affiliated with the Adviser are expected to cast votes sufficient to approve Proposal No. 1 with respect to each Fund.


         The Funds' current investment advisor and transfer agent is X.com Asset Management, Inc. The Funds' current custodian and administrator is Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02117. Shares of each Fund are self-distributed by the Trust, without the use of a broker-dealer that serves as the principal underwriter.


         The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of any direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                                 PROPOSAL NO. 1:

                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                        BETWEEN THE TRUST AND THE ADVISER


         BACKGROUND

         GENERAL. The Adviser has acted as the investment adviser with respect to the assets of each Fund since November 17, 1999. The parent company of the Adviser, X.com Corporation (the "Parent"), has acquired Confinity, Inc. ("Confinity"). To effect this acquisition, the Parent issued shares of its common stock to the shareholders of Confinity, to acquire all of the outstanding shares of Confinity (the "Merger"). As a result, more than 25% of the outstanding shares of the Parent are now owned by new shareholders. This constitutes a change in control of the Parent, as the term "control" is defined under Section 2(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The change in control of the Parent is deemed to be an "indirect change in control" of the Adviser, which causes a deemed assignment, and the automatic termination, of the investment advisory agreement. The Merger was completed on March 30, 2000. Confinity owns the PayPal.com website ("PayPal"), which offers an online payment service that allows customers to send money instantly and securely to anyone with an email address. The PayPal services allow customers to buy and sell items at online auctions, classified sites and personal web sites as well as settle debts and collect money from family and friends. As a result of the Merger, X.com Corporation customers, which include investors in each of the X.com Funds, will have access to the services offered by PayPal. In addition, as explained in more detail in this Proxy Statement, X.com U.S.A. Money Market Fund investors will be offered these and other services as part of a package for which they will pay no transaction costs.

         The Meeting has been called for the purpose of considering a new investment advisory agreement for each Fund as a result of the Merger. The Merger represented a change in control of the Adviser, as explained in the immediately preceding paragraph and, as such, had the effect of terminating the old Investment Advisory Agreement with respect to the Funds. Accordingly, shareholders of each Fund are being asked to approve a new Investment Advisory Agreement (the "New Investment Advisory Agreement") with respect to each Fund. Since the termination of the old Investment Advisory Agreement, the Adviser has continued to serve as the investment advisor for the Funds on an interim basis, for compensation equal to the lesser of the Adviser's cost or the former fee, as permitted by applicable law. Before the Merger, those actual costs were higher than the contractual fee charged to customers. Therefore, the former fee is being charged during the interim period.

         With respect to each Fund other than the X.com U.S.A. Money Market Fund (the "Money Market Fund"), the New Investment Advisory Agreement contains the same terms and fees with the Adviser, differing only in the effective and termination dates.

With respect to the Money Market Fund, the New Investment Advisory Agreement also provides for an increase in fees from 0.50% per annum to 1.80% per annum. The first table below shows a comparison of the fees charged under the Old Investment Advisory Agreement and the New Investment Advisory Agreement. By unanimous written consent dated May 2, 2000, ratified at an in-person meeting on May 17, 2000, the Trust's Board of Trustees, and a majority of the disinterested Trustees, approved the New Investment Advisory Agreement and its submission to shareholders for their approval.

         OLD INVESTMENT ADVISORY AGREEMENT

         The Adviser currently serves as the investment adviser for each Fund under an Investment Advisory Agreement, dated November 17, 1999 (the "Old Investment Advisory Agreement"). The Old Investment Advisory Agreement provides for its automatic termination in the event of a legal assignment. A direct or indirect change in ownership of 25% or more of the voting stock of the Adviser would, therefore, terminate the Old Investment Advisory Agreement. Because the Parent has undergone a change in control as a result of the Parent's acquisition of Confinity, control of the Adviser has indirectly changed as well.

         Under the Old Investment Advisory Agreement, the Adviser is entitled to receive from the Trust an annual fee (payable monthly) of each Fund's average daily net assets, as follows:

--------------------------------------------------------------------------------------------------------------------
                 NAME OF FUND                                         ANNUAL ADVISORY FEE
--------------------------------------------------------------------------------------------------------------------
                                                   OLD INVESTMENT ADVISORY          NEW INVESTMENT ADVISORY
                                                           AGREEMENT                        AGREEMENT
-------------------------------------------------
X.com Premier S&P 500 Fund                                   0.23%                            0.23%

X.com U.S.A. Bond Fund                                       0.32%                            0.32%

X.com U.S.A. Money Market Fund                               0.50%                            1.80%
--------------------------------------------------------------------------------------------------------------------

         The following table describes the annual operating expenses of the Money Market Fund, before and after giving effect to the New Investment Advisory Agreement, and including all fees payable at the Master Portfolio level, and does not reflect the written fee waiver and reimbursement agreement that is in effect for the current fiscal year and that is described in the Prospectus for the Funds.

ANNUAL FUND OPERATING
EXPENSES(1) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)            OLD INVESTMENT ADVISORY          NEW INVESTMENT ADVISORY
                                              AGREEMENT                       AGREEMENT
                                      -----------------------          -----------------------
Management Fees(2)                              0.60%                           1.90%
Distribution (12b-1) Fees                       None                            None
Other Expenses                                  0.00%                           0.00%
Total Annual Fund Operating Expenses            0.60%                           1.90%

(1) The costs reflect the expenses at both the Fund and the Master Portfolio levels.
(2) Management fees include a fee equal to 0.10% of the daily net assets payable at the Master Portfolio level to the investment adviser for the Money Market Portfolio.


Example

         This Example compares the cost of investing in the Money Market Fund under the New Investment Advisory Agreement with the cost of investing in the Money Market Fund under the Old Investment Advisory Agreement. The Example assumes that:


         - you invest $10,000 in the Money Market Fund for the time periods indicated;


         -    your investment has a 5% return each year;


         -    the Money Market Fund's operating expenses remain the same; and


         -    you redeem your shares at the end of the relevant period.


         This Example does not take into account the effect of the written fee waiver and reimbursement agreement that is in effect for the current fiscal year and that is described in the Prospectus for the Funds. This Example includes all fees payable at the Master Portfolio level.

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         X.COM U.S.A. MONEY MARKET FUND             1 YEAR         3 YEARS
                                                    ------         -------
         OLD INVESTMENT ADVISORY AGREEMENT            $61           $192

         NEW INVESTMENT ADVISORY AGREEMENT           $192           $595


         NEW INVESTMENT ADVISORY AGREEMENT


         With respect to each Fund other than the Money Market Fund, the New Investment Advisory Agreement contains the same terms and fees with the Adviser, differing only in the effective and termination dates. With respect to the Money Market Fund, the New Investment Advisory Agreement also provides for an increase in fees from 0.50% per annum to 1.80% per annum. A form of the New Investment Advisory Agreement is attached to this Proxy Statement as EXHIBIT A and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to EXHIBIT A.


         Under the New Investment Advisory Agreement, the Adviser will continue to provide investment advisory services to each Fund, including deciding what securities will be purchased and sold by the Funds, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act and any rules or regulations thereunder; any other applicable provisions of law; the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; any policies and determinations of the Board of Trustees; and the fundamental policies of the Trust relating to the Funds, as reflected in the Trust's Registration Statement under the Investment Company Act (including by reference, the Funds' Statement of Additional Information) as such Registration Statement is amended from time to time.


         In addition, with respect to the Money Market Fund, the Adviser will provide for a broad array of new and sophisticated financial services, including debit cards, electronic transfers and checkwriting privileges for shareholders of the Money Market Fund. These services, which incorporate the latest technology and the synergy produced by the Merger and the new relationship with PayPal, are expected to be provided to shareholders with no per-transaction charges, and with no minimum investment.

         As compensation for its services to the Funds under the New Investment Advisory Agreement, the Adviser will be entitled to receive from the Trust fees as set forth in the table above. With respect to each Fund other than the Money Market Fund, the fees are the same as those charged under the Old Investment Advisory Agreement. With respect to the Money Market Fund, the fees will be increased to compensate the Adviser for obtaining, supplying and administering the new services described above. The New Investment Advisory Agreement provides for an increase in fees from 0.50% per annum to 1.80% per annum for the Money Market Fund.

         ALL MONEY MARKET FUND INVESTORS, IRRESPECTIVE OF WHETHER THEY TAKE ADVANTAGE OF THE ADDITIONAL SERVICES, WILL BE CHARGED THE SAME FEES. A MONEY MARKET FUND INVESTOR WHO DOES NOT EXPECT TO USE THE NEW SERVICES MAY WISH TO CONSIDER INVESTING IN ANOTHER MONEY MARKET FUND THAT DOES NOT PROVIDE FOR FINANCIAL SERVICES AND THAT DOES NOT CHARGE ANY FEES RELATED TO SUCH SERVICES.

         If few or no Money Market Fund investors use the additional services that are to be provided, the actual cost to the Adviser of obtaining, supplying and administering these services will be lower than anticipated, resulting in greater profits to the Adviser that will be retained by the Adviser.

         The New Investment Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and will continue in effect thereafter for successive annual periods, so long as its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Investment Advisory Agreement or interested persons of the Trust or of any such party (the "Disinterested Trustees").

         The New Investment Advisory Agreement generally provides that it may be terminated by the Trust or the Adviser at any time, without penalty, by giving the other parties 60 days' written notice.

         The Adviser will continue to carry out its duties under the New Investment Advisory Agreement at its own expense and will pay the operating expenses of each Fund, such as legal and auditing fees, fees and expenses of the Adviser, its custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses; but not the advisory fees or expenses of the master portfolios in which each Fund invests substantially all of its assets.

         In addition, with respect to the Money Market Fund, the Adviser will provide for a broad array of new and sophisticated financial services, including debit cards, electronic transfers and checkwriting privileges for shareholders of the Money Market Fund. These services, which incorporate the latest technology and the synergy produced by the Merger and the new relationship with PayPal, are expected to be provided to shareholders with no per-transaction charges, and with no minimum investment.

         The New Investment Advisory Agreement provides that the Adviser will not be liable for any loss sustained by reason of any error of judgment or mistake of law, or for any loss suffered by a Fund or a Fund's shareholders in connection with the investment advisory services provided by the Adviser. The New Investment Advisory Agreement, however, provides that nothing contained in the New Investment Advisory Agreement shall be construed to protect the Adviser against any liability to the Trust, any Fund or the shareholders of the Funds by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the New Investment Advisory Agreement.

         LEGAL REQUIREMENTS UNDER THE INVESTMENT COMPANY ACT

         Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Merger. The Adviser has agreed to use its best efforts to ensure that the Merger will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the Investment Company Act, on any of the Funds. For each Fund other than the Money Market Fund, there will be no increase in fees or other compensation under the New Investment Advisory Agreement. With respect to the Money Market Fund, the New Investment Advisory Agreement provides for an increase in fees from 0.50% to 1.80%, but this increase is directly related to the additional services to be provided to Money Market Fund investors. The Board of Trustees has compared the fees of other money market funds that provide cash management services with the fees provided for in the New Investment Advisory Agreement and the additional services that are contemplated and has determined the increased fees do not constitute an "unfair burden" on Money Market Fund investors and the fees remain reasonable, particularly in light of the services to be provided. More detail on the Board of Trustee's determination in this matter is given in this Proxy Statement in the section titled "Trustee's Consideration."

         The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act ("Disinterested Trustees"). The Board of Trustees of the Trust will meet this 75% requirement before the Meeting through the resignation of one of the interested Trustees.

         If the New Investment Advisory Agreement is not approved by the Funds' shareholders, the Trustees will promptly seek to enter into a new investment advisory arrangement for the Funds, subject to approval by the Funds' shareholders.

         For the fiscal year ended December 31, 1999 and the quarter ended March 31, 2000, the Adviser was paid the advisory fees shown in the table below by the Trust under the Old Investment Advisory Agreement.

----------------------------------------------------------------------------------------------
                                          PERIOD ENDING DECEMBER      THREE-MONTH PERIOD
NAME OF FUND                                     31, 1999           ENDING MARCH 31, 2000
----------------------------------------------------------------------------------------------
X.com Premier S&P 500 Fund                            ($8)                  ($118)

X.com U.S.A. Bond Fund                                $17                     $41

X.com U.S.A. Money Market Fund                       $162                    $309

         INFORMATION REGARDING THE ADVISER

         The Adviser, X.com Asset Management, Inc., is a wholly owned subsidiary of X.com Corporation and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser's address is 394 University Avenue, Palo Alto, California 94301.

         The Adviser's principal executive officers and directors are shown below. The address of each, as it relates to his duties at the Adviser, is the same as that of the Adviser.

------------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH THE ADVISER                                        PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------
Elon R. Musk, Director, President, Treasurer                 Trustee and Chairman of the Board, X.com
                                                             Funds; Chairman and Chief Executive Officer,
                                                             X.com Corporation

John T. Story, Chief Operating Officer, Chief Financial      Trustee and President, X.com Funds, Executive
Officer                                                      Vice President, X.com Corporation

Mark Sullivan, Secretary, Assistant Treasurer                Vice President, Operations, X.com Corporation
------------------------------------------------------------------------------------------------------------------

         TRUSTEES' CONSIDERATION

         By unanimous written consent dated May 2, 2000, ratified at an in-person meeting on May 17, 2000, the Board of Trustees and a majority of the disinterested Trustees approved the New Investment Advisory Agreement and its submission for shareholder approval.

         If the New Investment Advisory Agreement is not approved by the Funds' shareholders, the Trustees will promptly seek to enter into a new investment advisory arrangement for the Funds, subject to approval by the Funds' shareholders. The costs of soliciting the approval of any new investment advisory arrangement and of any meeting of shareholders to approve such new arrangement will be paid by the Adviser, and not by the Trust or any of the Funds.

         The Board of Trustees has been presented with information that they believe demonstrates that the terms of the New Investment Advisory Agreement are fair to, and in the best interest of, the Trust, the Funds and the shareholders of each Fund. Preliminary information was presented in connection with the May 2, 2000 written consent of the Board of Trustees and detailed information was presented at the May 17, 2000 meeting of the Board of Trustees with respect to the Merger and the proposed services, and fees related to those services, for the Money Market Fund. Specific details about the information considered by the Board of Trustees is given in the next paragraph. In addition to the information presented on those occasions, the Board of Trustees has been presented with further information by telephone, email and other communications. The Adviser has advised the Board of Trustees that there has been, and the Adviser expects that there will be, no diminution in the scope and quality of advisory services provided to the Funds as a result of the Merger, or as a result of the increased services to be made available to Money Market Fund investors.

         In considering the New Investment Advisory Agreement, the Board of Trustees had before them information that allowed them to evaluate the experience of the Adviser's key personnel, the quality of services the Adviser has provided and is expected to provide to the Funds, and the compensation proposed to be paid to the Adviser. The Trustees were asked to give equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the favorable quality of services provided to each Fund since its respective commencement of operations; (2) the positive relationship of the Adviser with the Trust; (3) the performance of the Funds since commencement of operations; (4) the competitive compensation payable by the Trust to the Adviser under the proposed New Investment Advisory Agreement which, except for the Money Market Fund, will be at the same rate as the compensation now payable by the Trust to the Adviser under the Old Investment Advisory Agreement; (5) the additional services to be provided to the shareholders of the Money Market Fund and the increase in compensation to the Adviser relative to the increase in services that it expects to provide; (6) the terms of the Old Investment Advisory Agreement, which will be unchanged under the New Investment Advisory Agreement except for different effective and termination dates and an increase in the fees payable with respect to the Money Market Fund, as discussed above; and (7) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. In addition, with particular reference to the Money Market Fund, the Board of Trustees has considered the additional services that will be provided to Money Market Fund investors, including the costs to the Adviser of obtaining, supplying and administering such services and the costs that an investor would be expected to pay for such services if obtained separately. The Board considered whether the Money Market Fund investors would benefit from the additional services, which necessarily included a consideration of whether the services should be offered at all and whether they should be offered as part of a package of services or whether investors would derive greater benefit from the same services offered on a per-transaction cost basis, and whether PayPal was the appropriate provider of the services, which included consideration of other service providers and the cost of obtaining similar services from them. The Board of Trustees has considered the broad array of new and sophisticated financial services to be offered to Money Market Fund investors, including debit cards, electronic transfers and checkwriting privileges for shareholders of the Money Market Fund. The Board of Trustees considered that the Money Market Fund investors are uniquely positioned to benefit from the services because these investors already realize the advantages of the full range of X.com Corporation's online financial services. The Board of Trustees has also taken into consideration that the proposed services, which incorporate the latest technology and the synergy produced by the Merger and the new relationship with PayPal, are expected to be provided with no per-transaction charges, and with no minimum investment.

         Of the factors listed above, the Board of Trustees noted that their determination to approve the New Investment Advisory Agreement in general was largely based on the positive experience enjoyed by the Trust with the Adviser under the Old Investment Advisory Agreement. In considering the proposed increased fee for the Money Market

Fund, the Board of Trustees compared the fees of other money market funds that provide cash management services with the fees provided for in the New Investment Advisory Agreement and the additional services that are contemplated and determined that the increased fees do not constitute an "unfair burden" on Money Market Fund investors and the fees remain reasonable, particularly in light of the additional services to be provided. The Board of Trustees based this decision primarily on the comparison of services offered and fees charged, and found that the proposed fee to Money Market Fund investors is reasonable and competitive, taking into account that the proposed fee is an "all-in" fee that includes all expenses of operation and administration. Examples were presented to the Board of Trustees of other money market funds that offer shareholder services similar to those contemplated for the Money Market Fund and, although the examples included funds with both lower and higher fees, the Board of Trustees found that the examples they considered often included significant restrictions on shareholders, whether through a minimum required balance (and attendant higher fees if the account balance drops below the stated minimum), limitations on the number of checks that may be written or the number of fund transfers in any period, per-transaction charges (or charges per-transaction over a specific number of transactions), or significant account maintenance fees which are often structured as flat fees that represent a higher percentage cost to smaller investors. The Board of Trustees found that when they compared the proposed fee under the New Investment Advisory Agreement with the restrictions and extra charges described above, the proposed fee was particularly competitive for small investors who expected to make use of the proposed additional services. The determination that no "unfair burden" will be imposed on the Money Market Fund investors is necessarily a prospective one, and the Board of Trustees will monitor the Money Market Fund over the statutory two-year period to assure that no "unfair burden" will result. In particular, the Board of Trustees will review investors' level of use of the additional services and the actual costs and actual profits to the Adviser of obtaining, supplying and administering the Money Market Fund and the services and, if the Board of Trustees finds that the Adviser's actual profits are unacceptably high, the Board of Trustees may terminate or not renew the New Investment Advisory Agreement or may negotiate to reduce the fees payable to the Adviser under the New Investment Advisory Agreement.


         Along with the approval of the Board of Trustees of the Trust, the affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the New Investment Advisory Agreement with respect to that Fund to become effective. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the outstanding shares. Abstentions will count as votes present at the Meeting for quorum purposes. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted in favor of each proposal as to which it is entitled to vote. Abstentions do not constitute votes in favor of a proposal and are treated as votes against a proposal. Broker non-votes (i.e., proxies from brokers or nominees indicating that those persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) do not constitute votes in favor of or against a proposal and are disregarded in determining the votes cast when the voting requirement for a proposal is based on achieving a percentage of the outstanding shares entitled to vote present in person or by proxy at the Meeting. Broker non-votes do not constitute votes in favor of a proposal and are treated as votes against a proposal when the voting requirement for a proposal is based on achieving a percentage of the outstanding shares entitled to vote. Forty percent of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Broker non-votes will count as votes present at the Meeting for quorum purposes.


         ADDITIONAL INFORMATION ON THE TRUST AND THE ADVISER


         The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Adviser, if any:

------------------------------------------------------------------------------------------------------------------
NAME                                     POSITION WITH TRUST                   POSITION WITH ADVISER
------------------------------------------------------------------------------------------------------------------
Nicole E. Faucher                              Trustee                                 None

Kevin T. Hamilton                              Trustee                                 None

Elon R. Musk                      Trustee, Chairman of the Board of      Director, President and Treasurer
                                              Trustees

Gregory N. River                               Trustee                                 None

John T. Story                            Trustee, President               Chief Operating Officer, Chief
                                                                                 Financial Officer

Jeff J. Gaboury                               Treasurer                                None

Jack W. Clark                            Assistant Treasurer                           None

Susan C. Mosher                               Secretary                                None
------------------------------------------------------------------------------------------------------------------

         GENERAL INFORMATION

         OTHER MATTERS TO COME BEFORE THE MEETING

         The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

         SHAREHOLDER PROPOSALS

         The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

         REPORTS TO SHAREHOLDERS

         Each Fund will furnish, without charge, a copy of the most recent Statement of Additional Information, including the most recent audited financial statements of the Funds, on request. Requests for such reports should be directed to X.com Funds, 394 University Avenue, Palo Alto, California 94301
(888) 447-8999. Such information is also available on the website at http://www.X.com.

         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY AT https://secure.x.com/proxy.asp IS REQUESTED.


                                                       SUSAN MOSHER, SECRETARY


Palo Alto, California
May 19, 2000

                                  EXHIBIT LIST


         Exhibit A         FORM OF NEW INVESTMENT ADVISORY AGREEMENT.

                          INVESTMENT ADVISORY AGREEMENT

                                   X.COM FUNDS

         This is an INVESTMENT ADVISORY AGREEMENT, dated as of June 13, 2000, between X.com Asset Management, Inc. (the "Adviser") and X.com Funds (the "Trust") with respect to the series listed on EXHIBIT A (the "Funds"), which EXHIBIT A may be amended from time to time to add or delete Funds with mutual consent of the parties.

         WHEREAS, the Trust is a Delaware business trust organized pursuant to a Declaration of Trust dated July 7, 1999 (the "Declaration of Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services and other management services required for the ordinary operations of the Funds, and the Adviser is willing to furnish those services to the Funds;

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         WHEREAS, the Advisor has provided investment advisory and other management services to the Funds pursuant to that certain Investment Advisory Agreement, dated as of November 17, 1999 (the "Old Investment Advisory Agreement");

         WHEREAS, the Old Investment Advisory Agreement has terminated in accordance with its terms pursuant to a change of control of the parent company of the Advisor;

         WHEREAS, the parties hereto wish to reinstate the agreement evidenced by the Old Investment Advisory Agreement on substantially the same terms, with certain modifications as contemplated in the next paragraph; and

         WHEREAS, the Trust has determined to increase the services to be provided by the Advisor hereunder for the X.com U.S.A. Money Market Fund and, subject to requisite shareholder approval, to compensate the Advisor for such increased services.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

1.       APPOINTMENT.

         The Trust hereby appoints the Adviser to act as investment adviser and manager to the Funds for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.       INVESTMENT ADVISORY AND MANAGEMENT DUTIES.

         (a) Subject to the supervision of the Trustees of the Trust, the Adviser will provide a program of continuous investment management for the Fund in accordance with each Fund's investment objective, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC") and as the Prospectus and Statement of Additional Information may be amended from time to time, copies of which shall be provided to the Adviser by the Trust. Subject to approval by the Trustees of the Trust, the Adviser for each Fund may select a master fund having substantially the same investment objective and policies as the Fund into which all or substantially all of the Fund's assets may be invested, or select and manage investment subadvisers who may be granted discretionary investment authority with respect to the assets of the Fund.

         (b) In performing its investment management services to the Funds hereunder, the Adviser will provide the Funds with ongoing investment guidance, policy direction, including oral and written research, monitoring of any master funds, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

         (c) To the extent permitted by the Adviser's Form ADV as filed with the SEC and subject to the approval of the Trustees of the Trust, the Adviser shall have the authority to manage cash and money market instruments for cash flow purposes.

         (d) To the extent permitted by the Adviser's current Form ADV as filed with the SEC, the Adviser will advise as to the securities, instruments, repurchase agreements, options and other investments and techniques that each Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio. The Adviser will advise as to what portion of the Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested.

         (e) The Adviser shall provide or arrange for administration, transfer agency, custody and all other services necessary for the Funds to operate, and shall be responsible for the payment of all expenses associated with such services, subject to Section 5 of this Investment Advisory Agreement.

         (f) The Adviser may engage and remove one or more subadvisers, subject to the legally required approvals of the Trust and its shareholders, and the Adviser shall monitor the performance of any subadviser and report to the Trust thereon.

         (g) The Adviser further agrees that, in performing its duties hereunder, it will:

                  (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

                  (ii) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

                  (iii) place orders pursuant to each Fund's investment determinations as approved by the Trustees for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

                  (iv) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to each Fund's assets or contemplated investments. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting each Fund's portfolio and shall, on the Adviser's own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

                  (v) make available to the Trust's administrator (the "Administrator") and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to each Fund as may be required to assist the Administrator and the Trust in their compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund and any subadviser as they may reasonably request;

                  (vi) immediately notify the Trust in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust's Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect; and

                  (vii) in providing investment advice to the Funds, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

3.       FUTURES AND OPTIONS.

         The Adviser's investment authority shall include advice with regard to purchasing, selling, covering open positions, and generally dealing in financial futures contracts and options thereon, or master funds which do so in accordance with Rule 4.5 of the Commodity Futures Trading Commission.

         The Adviser's authority shall include authority to: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Adviser may, using such of the securities and other property in the Brokerage Accounts as the Adviser deems necessary or desirable, direct the custodian to deposit on behalf of a Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Adviser deems desirable or appropriate.

4.       USE OF SECURITIES BROKERS AND DEALERS.

         The Adviser will monitor the use by master funds of broker-dealers. To the extent permitted by the Adviser's Form ADV as filed with the SEC, purchase and sale orders will usually be placed with brokers who are selected by the Adviser as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of a Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Adviser's research and portfolio management capability generally. It is further understood in accordance with
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Adviser's overall responsibilities to the Adviser's discretionary accounts.

         Neither the Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of a Fund, provided that this limitation shall not prevent the Adviser from utilizing the services of a securities broker which is a parent, subsidiary or related firm, provided such broker effects transactions on a "cost only" or "nonprofit" basis to itself and provides competitive execution. Unless otherwise directed by the Trust in writing, the Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

5.       ALLOCATION OF CHARGES AND EXPENSES.

         The Adviser will pay all of the expenses of each class of each series of the Trust's shares that it shall manage, other than the following expenses:

         -    interest;

         -    taxes;

         -    brokerage commissions;

         -    insurance and bonding premiums;

         - fees and expenses of those trustees who are not "interested persons" as defined in the 1940 Act, including counsel fees;

         -    extraordinary expenses approved by those disinterested trustees;
              and

         - fees and expenses of any master portfolio into which that series invests all or substantially all of its assets.

         The Adviser also will pay expenses incurred in connection with the provision of shareholder services and distribution services.

         To the extent the Adviser incurs any costs by assuming expenses that are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Adviser for those costs and expenses, except to the extent the Adviser has otherwise agreed to bear those expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from that Fund to the extent of the Adviser's actual costs for providing those services.

6.       COMPENSATION.

         (a) As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for each Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed opposite each Fund's name in EXHIBIT A, attached hereto. The "average daily net assets" of a Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of each Fund shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 6, the value of the net assets of a Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of a Fund has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this Section 6, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 6.

         (b) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments.

7.       BOOKS AND RECORDS.

         The Adviser agrees to maintain such books and records with respect to its services to the Funds as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

8.       AGGREGATION OF ORDERS.

         Provided that the investment objective, policies and restrictions of the Funds are adhered to, the Trust agrees that the Adviser may aggregate sales and purchase orders of securities held in the Funds with similar orders being made simultaneously for other accounts managed by the Adviser or with accounts of the affiliates of the Adviser, if in the Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Trust acknowledges that the determination of such economic benefit to a Fund by the Adviser represents the Adviser's evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

9.       STANDARD OF CARE AND LIMITATION OF LIABILITY.

         The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or to holders of the Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. As used in this
Section 9, the term "Adviser" shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund.

10.      SERVICES NOT EXCLUSIVE.

         It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Funds hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for a Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to its clients concerning the shares of a Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

11.      DURATION AND TERMINATION.

         (a) This Agreement shall continue for a period of two years from the date of commencement, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Funds' outstanding voting securities (as defined in the 1940
Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

         (b) Notwithstanding the foregoing, this Agreement may be terminated:
(a) at any time without penalty by the Funds upon the vote of a majority of the Trustees or by vote of the majority of the Funds' outstanding voting securities, upon sixty (60) days' written notice to the

Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.      AMENDMENTS.

         This Agreement may be amended at any time but only by the mutual agreement of the parties to this Agreement and in accordance with any applicable legal or regulatory requirements.

13.      PROXIES.

         Unless the Trust gives written instructions to the contrary, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested in a manner which best serves the interests of the Fund's shareholders. The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

14.      USE OF "S&P 500" NAME.

         It is understood that the Adviser has entered into a licensing agreement with The McGraw-Hill Companies, Inc., for use of the terms "S&P 500", "S&P", "Standard & Poor's", and "Standard & Poor's 500" (the "license"). In accordance with such license, the Adviser shall permit the Trust, on behalf of the affected Funds, to use the terms "S&P 500", "S&P", "Standard & Poor's", and "Standard & Poor's 500", so long as the license and this Agreement shall continue in effect.

15.      FAILURE TO PERFORM; FORCE MAJEURE.

         No failure or omission by either party hereto in the performance of any obligation of this Agreement (other than payment obligations) shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the party, including but not limited to, the following: acts of God, acts or omissions of any governmental agency; any rules, regulations, or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake, war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

16.      [RESERVED.]

17.      MISCELLANEOUS.

         (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

         (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (d) Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or the Fund.

         (e) All liabilities of the Trust hereunder are limited to the assets of the Funds, but this shall not be interpreted to conflict with each Fund's maintaining its separate assets and liabilities.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of June 13, 2000.


                                      X.COM FUNDS


                                      By:___________________________________
                                         Name:
                                         Title:


                                      X.COM ASSET MANAGEMENT, INC.


                                      By:___________________________________
                                         Name:
                                         Title:

                                                                       EXHIBIT A

NAME OF FUND                                ADVISORY FEE       EFFECTIVE DATE
------------                                ------------       --------------
X.com Premier S&P 500 Fund                      0.23%          June 13, 2000
X.com U.S.A. Bond Fund                          0.32%          June 13, 2000
X.com U.S.A. Money Market Fund                  1.80%          June 13, 2000
X.com International Index Fund                  0.35%          June 13, 2000

                                      X.COM FUNDS


                                      By:___________________________________
                                         Name:
                                         Title:


                                      X.COM ASSET MANAGEMENT, INC.


                                      By:___________________________________
                                         Name:
                                         Title:

                                      PROXY

                           X.COM PREMIER S&P 500 FUND
                             X.COM U.S.A. BOND FUND
                         X.COM U.S.A. MONEY MARKET FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                  JUNE 13, 2000

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                                   X.COM FUNDS


         The undersigned hereby appoints Elon R. Musk, John T. Story and Susan
B. Mosher, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of X.com Premier S&P 500 Fund, X.com U.S.A. Bond Fund and X.com U.S.A. Money Market Fund (each, a "Fund"), each a series of X.com Funds (the "Trust"), to be held on June 13, 2000 at the offices of the Trust, 394 University Avenue, Palo Alto, California 94301, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Funds held by the undersigned at the close of business on April 24, 2000. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.


         PLEASE RETURN A SEPARATE PROXY FOR EACH FUND IN WHICH YOU OWN SHARES.


         AN EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE COMPLETE, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON APRIL 24, 2000. YOUR RETURN OF A COMPLETED PROXY AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Dated:  ________, 2000

_____________________________________________
                  Type Name

_____________________________________________


_____________________________________________


_____________________________________________


_____________________________________________


_____________________________________________


_____________________________________________
               E-Mail Address





                             X.COM PREMIER S&P FUND



         1. Approval of the New Investment Advisory Agreement between the Trust and the Adviser.


          FOR / /                    AGAINST / /                    ABSTAIN / /


                             X.COM U.S.A. BOND FUND



         1. Approval of the New Investment Advisory Agreement between the Trust and the Adviser.

          FOR / /                    AGAINST / /                    ABSTAIN / /


                         X.COM U.S.A. MONEY MARKET FUND



         1. Approval of the New Investment Advisory Agreement between the Trust and the Adviser.

          FOR / /                    AGAINST / /                    ABSTAIN / /